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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                             ----------------------


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of Report (date of earliest event reported): February 2, 2005
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                                CBRL GROUP, INC.


          Tennessee                    0-25225                   62-1749513
          ---------                    -------                   ----------
(State or Other Jurisdiction   (Commission File Number)       (I.R.S. Employer
      of Incorporation)                                      Identification No.)

                  305 Hartmann Drive, Lebanon, Tennessee 37087

                                 (615) 444-5533


Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions :

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR.13e-4(c))

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Item 8.01.  Other Events.

     On  February 2, 2005,  Cracker  Barrel Old Country  Store,  Inc.  ("Cracker
Barrel"), a wholly-owned subsidiary of CBRL Group, Inc., issued the press release that is furnished as Exhibit 99.1 to this Current Report on Form 8-K, which by this reference is incorporated herein as if copied verbatim, announcing that all charges relating to alleged illegal political contributions within the State of Texas filed by the Travis County, Texas District Attorney (the "District Attorney") have been dismissed. The dismissal results from an agreement, furnished as Exhibit 99.2 to this Current Report on Form 8-K, which by this reference is incorporated herein as if copied verbatim, entered into by Cracker Barrel and the District Attorney, representing the State of Texas.


Item 9.01.  Financial Statements and Exhibits.

(a) Financial Statements. None

(b) Pro Forma Financial Information. None

(c) Exhibits.

    99.1     Press Release issued by CBRL Group, Inc. dated February 2, 2005.

    99.2 Agreement dated February 2, 2005 to Dismiss Indictment entered into by Cracker Barrel and the District Attorney, representing the State of Texas.



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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  February 2, 2005                    CBRL GROUP, INC.


                                         By: /s/ James F. Blackstock
                                            ------------------------------------
                                         Name:  James F. Blackstock
                                         Title:  Senior Vice President, General
                                                 Counsel and Secretary